Receivables, Net	12 Months Ended
Dec. 31, 2011
Restricted Cash/Receivables, Net [Abstract]
RECEIVABLES, NET

11.    RECEIVABLES, NET

Receivables, net as at December 31 consisted of the following:

millions of Canadian dollars	2011	2010
Customer accounts receivable – billed	$310.7	$250.8
Customer accounts receivable – unbilled	133.6	126.4
Total customer accounts receivable	444.3	377.2
Allowance for doubtful accounts	(12.8)	(6.6)
Customer accounts receivable, net	431.5	370.6
Other	28.1	22.3
	$459.6	$392.9